UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21687

Fiduciary/Claymore Dynamic Equity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

Fiduciary/Claymore Dynamic Equity Fund

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

November 30, 2005

Fiduciary/Claymore Dynamic Equity Fund

HCE

FIDUCIARY ASSET MANAGEMENT

CLAYMORE®

www.fiduciaryclaymore.com

... your path to the LATEST,

most up-to-date INFORMATION about the Fiduciary/Claymore Dynamic Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at fiduciaryclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dear Shareholder |

We are pleased to submit the first annual shareholder report for Fiduciary/Claymore Dynamic Equity Fund for the period April 29, 2005 through November 30, 2005. As you may know, the Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. To achieve that objective, the Fund invests in a diversified portfolio of equity securities, and employs a covered call options overlay on a substantial portion of the fund’s portfolio to support income.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser. Fiduciary manages a wide range of institutional products and is one of the leading managers of hedged equity investments. Fiduciary currently supervises and manages approximately $17 billion in assets.

The Fund’s market value per share declined to a closing price of $17.72 on November 30, 2005, from $20.00 on April 29, 2005, which represents a decline of -7.36%. On a net asset value basis (NAV), the Fund posted strong performance in this abbreviated fiscal period – April 29, 2005 through November 30, 2005. The Fund’s NAV closed on November 30, 2005 at $19.65 per share. Based on a share NAV of $19.10 at Fund inception on April 29, 2005, this closing NAV represents a 7.37% gain.

Since the Fund’s inception, it has paid three quarterly dividends. The most recent quarterly dividend was declared on November 1, 2005, of $0.425 per share, representing a distribution yield of 9.47% based on the Fund’s closing market price of $17.95 on October 31, 2005. Dividends were paid on November 30, 2005 to shareholders of record as of November 15, 2005. The ex-dividend date was November 10, 2005.

We’d like to encourage shareholders to consider an opportunity that they have to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (DRIP) that is described in detail on page 22 of this report.

Annual Report | November 30, 2005 |	3

HCE | Fiduciary/Claymore Dynamic Equity Fund | Dear Shareholder continued

If shares should trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price can not be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 5. You’ll find information on Fiduciary Asset Management’s investment philosophy and discipline and their views on the overall market environment and how they structured the portfolio based on those views.

The prospectus for the Fund contained a statement that the Fund’s portfolio typically will be composed of approximately 50 to 85 equities securities on which the Fund’s call option strategy will be employed. The Fund has decided that this strategy should be eliminated to allow for investment decisions by the Sub-Adviser that best meet the Fund’s overall objective.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.fiduciaryclaymore.com.

Sincerely,

Nicholas Dalmaso Fiduciary/Claymore Dynamic Equity Fund

4	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Questions & Answers |

The Fiduciary/Claymore Dynamic Equity Fund (HCE) is managed by Fiduciary Asset Management, LLC. In the following interview, Co-Portfolio Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss how they structured the portfolio and how the Fund performed since its commencement of operations on April 29, 2005 through November 30, 2005.

Will you provide an overview of the economy and markets and how they impacted the structure of the portfolio?

At the time of the Fund’s commencement of operations, April 29, 2005, we were optimistic about the U.S. equity markets and had expectations of above-average economic growth. However, we were cautious in our assessment of what might emerge on a short-term basis. The Federal Reserve Board had continued its trend of raising short-term interest rates in an effort to keep inflation at bay. It was uncertain just how aggressive the Federal Reserve Board might ultimately be with this tightening program and to what extent it might temper economic growth and impact certain market sectors. We were also concerned by data that suggested money supply had slowed, which can be an indicator of a slowing economy.

This caution manifested itself in our somewhat defensive portfolio structure. For example, we maintained exposure to financial stocks, but held an underweight position relative to the Standard & Poor’s 500 Index (S&P 500). That’s because, historically, financial stocks tend to weaken in flattening yield-curve environments. We also held a relatively large position in healthcare stocks which are typically considered to be more defensive securities that may perform well in a declining market. Our options strategy was another example of our caution, as we were conservative in the strike price selection on the calls we sold against the stocks. Finally, we employed a relatively low allocation to the call-on-call strategy than we would have used otherwise.

Shortly into the Fund’s life, inflation data began to improve and, with it, there seemed to be a shift in market perception that the Fed’s policy might not be as aggressive as previously expected. Our short-term view improved, and we altered our options overlay accordingly to take advantage of rising equity prices that followed the positive data releases. Specifically, we actively moved (‘rolled-up’) our options-strategy to higher strike prices on individual securities, in order to capture some of the appreciation in price as the underlying equities moved higher.

As oil and gas prices spiked to historic levels, inflation concerns re-emerged and Hurricanes Katrina and Rita hit land within just weeks of each other, we once again altered our options strategy, employing a slightly more conservative structure. We began to unwind this tight structure late in the period as energy prices moderated along with other core inflation indicators. We had also become optimistic that the Federal Reserve Board was nearing the end of its interest rate tightening cycle, which we believed would be a catalyst for improved equity performance. While we correctly anticipated the sharp move up in equity prices and adjusted our options overlay accordingly, we were unable to capture the entire upward move in the broader equity market. This inability to perfectly adjust the options portfolio during rapidly moving markets is a key overall risk to the covered call investment strategy.

What is an equity option?

An equity option is a contract which conveys to its holder the right, but not the obligation to buy (in the case of a call) or sell (in the case of a put) shares of the underlying security at a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of a call option on a common stock is obligated, until the expiration date, to sell underlying shares of the common stock to the holder of the option at the specified price upon the holder’s request. The price of the option is determined from trading activity in the options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date.

How did the Fund perform during this changing economic environment?

The Fund performed quite well on a net asset value (“NAV”) basis, returning 7.37% for the abbreviated fiscal period – April 29 though November 30, 2005. By comparison, the CBOE BuyWrite Index (“BXM”) returned 4.98% and the Standard & Poor’s 500 Index (“S&P 500”) gained 9.26%. The BXM is an index that simulates an ongoing covered call strategy on the S&P 500 and consists of an unmanaged portfolio of stocks upon which a one-month call option on the S&P 500 is continuously written. The S&P 500 is generally considered representative of the U.S. stock market. Index returns include the reinvestment of all distributions. It is not possible to invest directly in this or any other index.

We’re gratified that the Fund’s NAV outperformed the covered call index and attribute that outperformance to strong gains by the Fund’s underlying stock portfolio and more flexibility in our options overlay strategy versus the BXM. In hindsight, however, our options strategy proved to be tighter (more conservative) than where we would typically want it to be in an upward trending market. The Fund’s options enabled it to capture premiums to meet the stated yield, but its tight positioning mitigated some of the appreciation potential of the strong underlying common stock portfolio, causing returns to lag the S&P 500.

On a market price basis, the Fund declined, posting a -7.36% return. We’re disappointed by the Fund’s poor market performance, which is primarily a function of supply and demand factors in the closed-end fund marketplace and not within the direct control of the manager. The period was a difficult one for the closed-end market in general. Over time we believe that efficiencies in the market will lead to a market price that more accurately reflects the Fund’s NAV.

Annual Report | November 30, 2005 |	5

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

Will you please tell us about the Fund’s options overlay and how it impacted performance?

The Fund’s primary objective is to deliver an attractive yield to investors. We employ an actively managed options overlay to help us meet our distribution goal of 8.5% of the Fund’s initial public offering price annualized. In order to achieve this yield, as well as offer some downside support, we initially wrote covered calls and other options on 100% of the Fund’s assets this period. We removed the hedge from approximately 20% of the portfolio to capture more underlying equity appreciation as equities rebounded and risk aversion in the market declined later in the period.

Fiduciary’s options strategy, we believe, is an important point of differentiation as we employ a flexible strategy that is adjusted daily based on changing market conditions. We monitor how our options program affects the portfolio as a whole and make alterations on a stock-by-stock basis to find what we believe is an optimal mix for the Fund. While most of our options were covered calls, we also employed other options strategies – such as selling covered puts – to enhance yield. We employ dynamic in-at- and out-of-the-money options strategies to tailor the Fund’s covered call strategy to bull, bear, and flat markets depending on the macroeconomic backdrop.

As mentioned previously, we were modestly cautious at the start of the period. As the market began to move higher, however, we quickly adjusted our options overlay with a more bullish tilt that favored options that were slightly out-of-the-money. Stock prices climbed throughout the period, and we actively managed the Fund’s options to keep pace with escalating prices – moving many options to higher strike price levels. This enabled the Fund to realize capital appreciation as well as premium income on the calls written. In hindsight, our options strategy proved to be overly conservative, considering the underlying equities outperformed the broader market. The conservative posture limited potential gains for the portfolio. This is illustrated by the performance of the Fund’s full equity portfolio (stocks and long call options), which gained approximately 16% for the fiscal period vs. the fund’s overall NAV return of 7.37%. That being said, there were a number of risks that led us to this conservative posture. The price of crude oil rose to historically high levels while at the same time there were credible inflation concerns and a very tight monetary policy in place by the Fed. As we saw signs of moderation in those risks, we began to loosen our options strategy.

Will you provide an example of how you have adjusted HCE’s options strategy throughout the period?

One important change that we made during the period was to increase the Fund’s call-on-call strategy to about a 17% position on November 30 from about 8% at the Fund’s inception. A call-on-call program is a stock replacement strategy. Rather than using capital to purchase an equity position, stocks are replicated by purchasing deep-in-the-money calls, which essentially move in close correlation with the stocks they are written on because of their long maturities and high deltas. Typically the Fund will buy long-term call options and then write shorter-term options against them. It provides economic leverage which enables us to invest less money into a specific equity using the long-call option, but write the same options against it in order to enhance returns for the portfolio. We made this move as we began to see risks in the economy abating.

Employing a call-on-call strategy is prudent when the market is exhibiting very low volatility levels – as seen in the current environment – as volatility is a key component to computing the value of a call option. Since we are selling call-options, low volatility will generate lower premiums – all else equal – which could limit some of the flexibility in our options strategy. The economic leverage with the call-on-call strategy allows us to keep our options strategy consistent with our macroeconomic strategy despite changes in the volatility of the market.

Will you provide an overview of the Fund’s security selection process?

We seek capital appreciation for the Fund through its diversified stock portfolio. Our security selection process is what we believe differentiates Fiduciary Asset Management from many other asset managers. We start with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the U.S. Dollar and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle. Our findings are also a key determinant in how we employ our options strategies at any given time.

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and top-line historical growth. We use a proprietary quantitative screening process that presents companies that are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pinpointed, we conduct selected fundamental company research and analysis to help confirm our theses on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with company management because we believe their views are subjective and often guarded and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities. As of November 30, 2005, the Fund held a combined total of 77 individual common stocks and long-call option positions.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of a market cycle including select healthcare and

6	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

technology equities, many will not. That said, we will sell a stock–even if the company’s fundamentals appear to be strong – if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities. You’ll see that much of the portfolio will change as we move through an economic cycle. This is another point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone – regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. We regularly monitor the portfolio in order to make sure that the Fund’s stocks validate the findings of our top-down research. Remaining true to our top-down discipline, we believe, is critical to the long-term success of the Fund.

Please tell us about the portfolio’s structure and how it helped and hurt performance.

During the period we increased the Fund’s positions in energy and technology stocks, reducing overall weighting in the healthcare and industrial sectors. This strategic decision was made to focus on sectors displaying better growth prospects as we progressed through the period.

Energy. Within the energy sector we initially concentrated our investments in commodity-sensitive stocks, but reversed this position once energy prices appeared to peak during the summer. In lieu of commodity exposure, we reallocated our energy positions into companies that provide equipment and services to the larger oil and gas companies. We expect more dynamic growth from these companies because we believe there is a shortage of U.S. exploration and refining capacity that might result in longer-term growth opportunities for them. Valero Energy Corp. (2.4% of long-term investments), an oil refiner and gasoline marketer is a great example of our thesis. Valero’ s unique niche is its ability to refine from heavy crude oil (which is relatively cheap compared to richer crude) to produce gasoline and make money on margin spread between the two. The spread widened for most of the period which helped Valero’s earnings. Our thesis also worked well on a sector basis as the Fund’s energy position outperformed S&P 500 energy sector. While the repositioning of the Fund’s energy holdings was advantageous overall, the portfolio’s underweight position in Chevron Corp. (1.5% of long-term investments) hurt relative performance as it was a strong performer throughout much of the period and we held a smaller position in this stock than was represented in the S&P 500.

Technology. We believe that technology, as a sector, is currently undervalued in the market. Given the attractive valuations and potential growth opportunities, we created an overweight position in the sector, which helped overall performance. We were especially enthusiastic about the traditionally higher-growth areas such as semiconductor and computer peripheral stocks. Broadcom Corp. (2.4% of long-term investments), a semiconductor company, continued to strengthen its dominance in the broadband communications and networking niche and was a benefactor of the growing demand for wireless communications. Broadcom rose sharply throughout the period. Intel Corp. (1.7% of long-term investments) was more volatile during the period, and experienced a sharp decline in the late summer months with much of the technology group, which hurt performance. Apple Computer, Inc. (3.4% of long-term investments) was one of HCE’s best performers. Apple benefited from the tremendous growth around its iPod product, which is now offered in a variety of value-enhancing iterations. The product also spurred Apple’s entry into the music business through iTunes, which has become one of the top-10 music retailers in the nation in its less than two-year history. Ultimately, we believe, that these businesses may lead to higher market share for Apple desktop and laptop computers. Dell, Inc. (1.0% of long-term investments) was not such a great success story and hurt Fund performance. After a strong start early in the period, the stock traded down on concerns that the company was losing volume to more aggressive pricing on some lower-end products by competitors. Although we liked the stock, we reduced the Fund’s position to limit near-term losses for shareholders. Our economic research led us to believe that business spending will increase over the next year and we expect Dell to benefit from those initiatives. For that reason and because of the company’s core fundamentals, we have not entirely eliminated the Dell position.

Financials. As mentioned previously, our economic outlook led us to initially underweight the Fund’s position in financial stocks, further reducing our allocation to the sector midway through the reporting period as inflation and interest rate concerns increased. This positioning was one of the primary contributors to positive relative performance during much of the period. As our outlook on Fed policy changed late in the period, however, we began to add financial stocks. Specifically, we began adding banks because banks have historically performed better in steeper yield-curve environments. Based on our revised outlook on Fed Policy, we believed that a more favorable environment for banks and other interest-rate sensitive securities could be forthcoming.

Throughout the majority of the period, the Fund was primarily invested in stocks from broker/dealers and asset management firms. Our positions in Lehman Brothers Holdings, Inc. and Goldman Sachs Group, Inc. (4.0% and 2.7% of long-term investments respectively) performed well as these types of stocks were less affected by rising short-term interest rates. We plan to maintain our position in these stocks as we believe they can continue to prosper in the growing economy.

Healthcare. We initially structured the portfolio with an overweight in healthcare stocks versus the S&P 500, and with a relatively high concentration in pharmaceutical companies. The Fund’s healthcare holdings were relatively defensive at that point in time given our cautious outlook on the economy. As we gained confidence in the economy, we completely eliminated the Fund’s pharmaceutical

Annual Report | November 30, 2005 |	7

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

stocks – a more defensive healthcare position – and increased the portfolio’s investment in more growth-oriented areas of the sector, namely biotechnology and healthcare services. We focused on biotechnology because we view these stocks as having underappre-ciated growth potential given the ongoing discoveries of new molecular entities and novel treatment regiments. We also added to the Fund’s investment in service providers and healthcare equipment companies, which tend to perform well throughout an economic cycle. With that said, our position in Zimmer Holdings, Inc. (2.1% of long-term investments), a manufacturer of orthopedic implants, disappointed during the period. The stock fell sharply in September on fears that Zimmer and other device companies would be pressured by hospitals to cut their implant prices. We used the weakness in the stock to increase our position. At this point we remain confident in Zimmer’s growth potential.

What is your outlook for the fund in the coming year?

As previously mentioned, we believe we are entering the second half of the current economic cycle. Historically, large-cap growth-oriented stocks have performed well later in an economic cycle. We have therefore positioned the Fund with a growth tilt, which we believe should help performance of the Fund’s underlying stocks over the next year. We focused our investments in growth-oriented stocks that are trading at what we believe to be reasonable prices rather than speculative stocks which can present more risk. We’ll continue to adjust the options overlay on a daily basis to take advantage of changes in the market.

Do you have any other comments for shareholders?

We want to thank you for your investment in the Fiduciary/Claymore Dynamic Equity Fund. We are pleased with the NAV performance the Fund has provided thus far, and we believe its performance is a result of Fiduciary Asset Management’s disciplined investment process. You can count on our diligence in actively managing both the Fund’s equity portfolio and its options overlay, which we believe will be the cornerstone of the Fund’s future success.

HCE Risks and Other Considerations

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund’s downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level. Please refer to the Fund’s prospectus for a more thorough discussion of the risks associated with investments in options on equity securities.

Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder’s tax basis in the Common Shares (generally, the amount paid for the Common Shares). See “Taxation.” In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund’s Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Fund carefully before investing. Risk considerations include, but are not limited to: Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Call Option Writing Risk, Small- and Mid-Cap Companies Risk, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Interest Rate Risk, Risks Related to Preferred Securities, Inflation Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Portfolio Turnover Risk, Tax Risk, Other Investment Companies, Management Risk, Current Developments Risks and Anti-Takeover Provisions. There can be no assurance that a percentage of dividends paid on common shares, if any, will consist of qualifying dividend income.

8	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund Summary | As of November 30, 2005 (unaudited)

Fund Statistics
Share Price		$17.72
Common Share Net Asset Value		$19.65
Premium/(Discount) to NAV		-9.82%
Net Assets ($000)		$112,098

Total Returns (Inception 12/22/04)	Market	NAV
Since Inception
(non-annualized)	-7.36%	7.37%

Top Sectors		% of Long-Term Investments
Financials		17.6%
Healthcare		17.4%
Consumer Discretionary		17.3%
Technology		15.8%
Industrial		11.3%
Telecommunications		9.9%
Energy		7.9%
Matertials		2.9%

Top Ten Issuers		% of Long-Term Investments
UnitedHealth Group, Inc.		4.1%
Lehman Brothers Holdings, Inc.		4.0%
Caterpillar, Inc.		4.0%
Harrah's Entertainment, Inc.		3.8%
Coventry Health Care, Inc.		3.6%
Apple Computer, Inc.		3.4%
Bank of America Corp.		3.0%
Qualcomm, Inc.		3.0%
Phelps Dodge Corp.		2.9%
Motorola, Inc.		2.9%

Sectors and holdings are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Share Price & NAV Performance

Distributions to Shareholders

Annual Report | November 30, 2005 |	9

HCE | Fiduciary/Claymore Dynamic Equity Fund

Portfolio of Investments | November 30, 2005

Number of Shares		Value
	Long-Term Investments – 85.7%
	Common Stocks – 85.7%
	Consumer Discretionary – 14.8%
37,700	Best Buy Co., Inc.	$1,818,648
90,000	CVS Corp.	2,431,800
12,700	Federated Department Stores, Inc.	818,261
53,300	Harrah’s Entertainment, Inc.	3,629,197
42,300	Home Depot, Inc. (The)	1,767,294
33,400	Lennar Corp. – Class A	1,926,512
22,900	Lowe’s Cos., Inc.	1,545,292
24,400	MGM MIRAGE (a)	929,884
20,800	Nordstrom, Inc.	767,104
16,900	Procter & Gamble Co.	966,511

		16,600,503

	Energy – 6.7%
16,900	Baker Hughes, Inc.	969,215
45,100	BJ Services Co.	1,652,915
24,900	Chevron Corp.	1,427,019
12,300	Schlumberger Ltd.	1,177,479
24,300	Valero Energy Corp.	2,337,660

		7,564,288

	Financials – 15.1%
63,500	Bank of America Corp.	2,914,015
18,400	Bear Stearns Cos., Inc. (The)	2,042,216
20,300	Goldman Sachs Group, Inc.	2,617,888
15,300	Legg Mason, Inc.	1,876,545
30,500	Lehman Brothers Holdings, Inc.	3,843,000
39,600	Wachovia Corp.	2,114,640
24,300	Wells Fargo & Co.	1,527,255

		16,935,559

	Healthcare – 14.9%
26,100	Amgen, Inc. (a)	2,112,273
15,700	Cardinal Health, Inc.	1,004,015
57,700	Coventry Health Care, Inc. (a)	3,437,189
9,900	Genentech, Inc. (a)	946,638
30,300	Medtronic, Inc.	1,683,771
34,300	Stryker Corp.	1,485,190
66,500	UnitedHealth Group, Inc.	3,980,690
32,300	Zimmer Holdings, Inc. (a)	2,024,241

		16,674,007

	Industrial – 9.7%
35,800	Burlington Northern Santa Fe Corp.	$2,369,244
66,100	Caterpillar, Inc.	3,819,258
24,900	FedEx Corp.	2,430,738
16,200	General Electric Co.	578,664
30,400	United Technologies Corp.	1,636,736

		10,834,640

	Materials – 2.5%
20,800	Phelps Dodge Corp.	2,821,936

	Technology – 13.5%
47,500	Apple Computer, Inc. (a)	3,221,450
172,400	BEA Systems, Inc. (a)	1,511,948
49,800	Broadcom Corp. – Class A (a)	2,317,692
31,600	Dell, Inc. (a)	953,056
4,000	Google, Inc. – Class A (a)	1,619,960
62,400	Intel Corp.	1,664,832
115,600	Motorola, Inc.	2,784,804
33,000	Texas Instruments, Inc.	1,071,840

		15,145,582

	Telecommunications – 8.5%
35,500	Alltel Corp.	2,372,465
94,100	Cisco Systems, Inc. (a)	1,650,514
63,800	Qualcomm, Inc.	2,900,986
73,800	Symantec Corp. (a)	1,304,046
38,900	Verizon Communications, Inc.	1,244,022

		9,472,033

	Total Long-Term Investments (Cost $95,483,415)	$96,048,548

See notes to financial statements.

10	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Call Options Purchased(a)	Expiration Date	Exercise Price	Value
	Call Options Purchased – 15.4%
300	Amgen, Inc.	January 2007	$55.00	$877,500
250	Apple Computer, Inc.	January 2007	27.50	1,052,500
144	Baker Hughes, Inc.	January 2007	25.00	475,920
210	Best Buy Co., Inc.(b)	January 2007	20.00	915,075
350	BJ Services Co.	January 2007	17.50	693,000
250	Broadcom Corp.	January 2007	25.00	580,000
160	Caterpillar, Inc.	January 2007	30.00	455,200
300	Caterpillar, Inc.	January 2007	35.00	718,500
150	Centex Corp.	January 2006	40.00	480,750
600	Cisco Systems, Inc.	January 2007	12.50	354,000
276	CVS Corp.	January 2007	10.00	480,240
300	Dell, Inc.	January 2007	30.00	123,000
150	Federated Department Stores, Inc.	January 2007	40.00	391,500
225	Genentech, Inc.	January 2007	50.00	1,099,125
100	Goldman Sachs Group, Inc.	January 2007	70.00	613,500
150	Legg Mason, Inc.	February 2006	70.00	789,750
87	Lehman Brothers Holdings, Inc.	January 2007	50.00	675,990
225	Medtronic, Inc.	January 2007	40.00	399,375
325	Motorola, Inc.	January 2007	12.50	396,500
400	Nordstrom, Inc.	January 2006	17.50	780,000
100	Phelps Dodge Corp.	January 2007	65.00	720,500
400	Qualcomm, Inc.	January 2007	25.00	872,000
500	Sprint Nextel Corp.	January 2007	12.50	665,000
318	United Technologies Corp.	January 2007	35.00	643,950
190	UnitedHealth Group, Inc.	January 2007	25.00	694,450
130	Valero Energy Corp.	January 2006	47.50	646,750
243	Wells Fargo & Co.	January 2007	40.00	561,330
90	Zimmer Holdings, Inc.	January 2007	55.00	121,500

	Total Call Options Purchased (Cost $15,035,786)			$17,276,905

	Total Investments – 101.1% (Cost $110,519,201)			$113,325,453

	Other Assets in Excess of Liabilities – 1.5%			1,654,544
	Total Options Written – (2.6%)			(2,882,193)

	Net Assets – 100.0%			$112,097,804

355	Alltel Corp.	April 2006	$70.00	$71,000
149	Amgen, Inc.	December 2005	85.00	5,215
412	Amgen, Inc.	January 2006	85.00	54,590
407	Apple Computer, Inc.	January 2006	70.00	160,765
125	Apple Computer, Inc.	April 2006	75.00	66,250
169	Baker Hughes, Inc.	December 2005	60.00	8,450
144	Baker Hughes, Inc.	January 2006	60.00	21,960
329	Bank of America Corp.	February 2006	47.50	23,030
1,724	BEA Systems, Inc.	December 2005	10.00	8,620
129	Bear Stearns Cos., Inc. (The)	December 2005	115.00	8,708
210	Best Buy Co., Inc. (b)	December 2005	50.00	35,438
377	Best Buy Co., Inc.	March 2006	50.00	131,950
616	BJ Services Co.	December 2005	37.50	32,340
138	BJ Services Co.	January 2006	37.50	17,595
443	Broadcom Corp.	January 2006	47.50	97,460
250	Broadcom Corp.	January 2006	50.00	31,875
276	Burlington Northern Santa Fe Corp.	April 2006	70.00	69,000
157	Cardinal Health, Inc.	January 2006	65.00	23,158
240	Caterpillar, Inc.	January 2006	60.00	25,200
755	Caterpillar, Inc.	February 2006	60.00	139,675
150	Centex Corp.	January 2006	75.00	32,625
249	Chevron Corp.	December 2005	60.00	8,093
628	Cisco Systems, Inc.	January 2006	20.00	4,710
53	Coventry Health Care, Inc.	December 2005	60.00	5,963
205	Coventry Health Care, Inc. (b)	January 2006	60.00	64,575
194	Coventry Health Care, Inc.	January 2006	60.00	40,740
668	CVS Corp.	December 2005	27.50	23,380
116	CVS Corp.	January 2006	27.50	8,700
357	CVS Corp.	February 2006	30.00	12,495
164	Federated Department Stores, Inc.	December 2005	65.00	22,550
38	Federated Department Stores, Inc.	January 2006	70.00	3,230
75	Federated Department Stores, Inc.	January 2006	75.00	1,500
7	FedEx Corp.	December 2005	100.00	753
170	FedEx Corp.	January 2006	100.00	44,625
99	Genentech, Inc.	December 2005	95.00	25,740
225	Genentech, Inc.	January 2006	100.00	65,813

(a)	Non-income producing security.

(b)	Each contract represents 150 shares.

See notes to financial statements.

Annual Report | November 30, 2005 |	11

HCE | Fiduciary/Claymore Dynamic Equity Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Value
162	General Electric Co.	January 2006	$37.50	$3,645
142	Goldman Sachs Group, Inc.	December 2005	130.00	32,660
100	Goldman Sachs Group, Inc.	January 2006	135.00	19,750
17	Google, Inc.	December 2005	410.00	15,810
23	Google, Inc.	January 2006	430.00	30,590
287	Harrah’s Entertainment, Inc.	December 2005	70.00	18,655
195	Harrah’s Entertainment, Inc.	January 2006	70.00	36,562
423	Home Depot, Inc. (The)	December 2005	42.50	17,978
624	Intel Corp.	January 2006	30.00	9,360
31	Legg Mason, Inc.	December 2005	125.00	6,743
185	Legg Mason, Inc.	February 2006	125.00	123,025
30	Legg Mason, Inc.	February 2006	130.00	14,250
105	Lehman Brothers Holdings, Inc.	December 2005	130.00	14,700
68	Lehman Brothers Holdings, Inc.	January 2006	130.00	21,080
87	Lehman Brothers Holdings, Inc.	April 2006	140.00	24,142
130	Lennar Corp.	December 2005	60.00	10,075
165	Lennar Corp.	January 2006	60.00	35,062
188	Lowe’s Cos., Inc.	January 2006	70.00	23,500
158	Medtronic, Inc.	January 2006	60.00	3,160
370	Medtronic, Inc.	February 2006	60.00	17,575
244	MGM MIRAGE	December 2005	40.00	9,760
729	Motorola, Inc.	December 2005	25.00	20,047
416	Motorola, Inc.	January 2006	25.00	32,240
298	Motorola, Inc.	April 2006	25.00	47,680
557	Nordstrom, Inc.	January 2006	37.50	97,475
49	Phelps Dodge Corp.	December 2005	130.00	35,525
100	Phelps Dodge Corp.	January 2006	140.00	53,500
97	Phelps Dodge Corp.	April 2006	140.00	116,885
169	Procter & Gamble Co.	January 2006	$57.50	$19,012
627	Qualcomm, Inc.	January 2006	47.50	72,105
343	Qualcomm, Inc.	April 2006	50.00	59,167
10	Schlumberger Ltd.	December 2005	95.00	2,600
113	Schlumberger Ltd.	January 2006	95.00	52,545
500	Sprint Nextel Corp.	February 2006	27.50	17,500
343	Stryker Corp.	December 2005	45.00	13,720
447	Symantec Corp.	December 2005	20.00	3,353
291	Symantec Corp.	January 2006	25.00	1,455
125	Texas Instruments, Inc.	December 2005	32.50	10,312
205	Texas Instruments, Inc.	January 2006	32.50	30,750
213	United Technologies Corp.	December 2005	55.00	6,390
318	United Technologies Corp.	January 2006	55.00	30,210
301	UnitedHealth Group, Inc.	December 2005	60.00	29,347
260	UnitedHealth Group, Inc.	January 2006	60.00	56,550
95	UnitedHealth Group, Inc.	January 2006	62.50	10,925
373	Valero Energy Corp.	December 2005	100.00	69,937
389	Verizon Communications, Inc.	January 2006	32.50	22,367
396	Wachovia Corp.	December 2005	55.00	11,880
243	Wells Fargo & Co.	January 2006	65.00	15,188
243	Wells Fargo & Co.	April 2006	65.00	37,665
90	Zimmer Holdings, Inc.	December 2005	65.00	8,325
108	Zimmer Holdings, Inc.	December 2005	70.00	1,620
183	Zimmer Holdings, Inc.	January 2006	70.00	10,065

	Total Call Options Written (Premiums received $3,470,981)			$2,882,193

(a)	Non-income producing security.

(b)	Each contract represents 150 shares of the equity security that covers the written option.

See notes to financial statements.

12	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Assets and Liabilities | November 30, 2005

Assets
Investments, at value (cost $110,519,201)	$113,325,453
Receivable for securities sold	13,957,651
Dividends receivable	248,167
Reclaim receivable	3,525
Other assets	9,790

Total assets	127,544,586

Liabilities
Payable for securities purchased	10,308,333
Options written, at value (premiums received of $3,470,981)	2,882,193
Due to custodian	2,071,097
Advisory fee payable	91,771
Accrued expenses	93,388

Total liabilities	15,446,782

Net Assets	$112,097,804

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 5,705,240 shares issued and outstanding	$57,052
Additional paid-in capital	108,685,032
Net unrealized appreciation on investments and options	3,395,040
Net realized loss on investments and options	(39,320)

Net Assets	$112,097,804

Net Asset Value (based on 5,705,240 common shares outstanding)	$19.65

See notes to financial statements.

Annual Report | November 30, 2005 |	13

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Operations | For the Period April 29, 2005* through November 30, 2005

Investment Income
Dividends (net of foreign withholding taxes of $5,287)	$838,116
Interest	67,018

Total income		$905,134

Expenses
Advisory fee	660,972
Professional fees	77,708
Custodian fee	74,422
Trustees’ fees and expenses	67,001
Printing expense	35,819
Insurance	25,241
Administration fee	23,134
Fund accounting	21,071
NYSE listing fee	14,368
Transfer agent fee	9,915
Miscellaneous	4,921

Total expenses		1,014,572

Net investment loss		(109,438)

Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		12,635,363
Options written		(7,715,791)
Net unrealized appreciation on:
Investments		2,806,252
Options written		588,788

Net realized and unrealized gain on investments and options		8,314,612

Net Increase in Net Assets Resulting from Operations		$8,205,174

*	Commencement of investment operations.

See notes to financial statements.

14	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Changes in Net Assets |

For the Period April 29, 2005* through November 30, 2005
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(109,438)
Net realized gain on investments and options	4,919,572
Net unrealized appreciation on investments and options	3,395,040

Net increase in net assets resulting from operations	8,205,174

Distributions to Shareholders
In excess of net investment income	(4,849,454)

Capital Share Transactions
Proceeds from the issuance of common shares	108,870,000
Common share offering costs charged to paid-in capital	(228,000)

Net increase from capital share transactions	108,642,000

Total increase in net assets	111,997,720
Net Assets
Beginning of period	100,084

End of period (including undistributed net investment income of $0)	$112,097,804

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2005 |	15

HCE | Fiduciary/Claymore Dynamic Equity Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Period April 29, 2005* through November 30, 2005
Net asset value, beginning of period	$19.10	(b)

Investment operations
Net investment loss(a)	(0.02)
Net realized and unrealized gain on investments and options	1.46

Total from investment operations	1.44

Distributions in excess of net investment income	(0.85)

Offering expenses charged to paid-in capital	(0.04)

Net asset value, end of period	$19.65

Market value, end of period	$17.72

Total investment return(c)
Net asset value	7.37%
Market value	-7.36%
Ratios and supplemental data
Net assets, end of period (thousands)	$112,098
Ratio of net expenses to average net assets	1.54	%(d)
Ratio of net investment loss to average net assets	(0.17	)%(d)
Portfolio turnover rate	232%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

16	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Notes to Financial Statements | November 30, 2005

Note 1 – Organization:

Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) was organized as a Delaware statutory trust on December 15, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund’s investment objective will be achieved.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Exchange-traded options are valued at the mean between the bid and asked prices on the primary exchange on which it is traded. If not traded, they are valued at the mean of the bid and asked prices. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike”price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received for the option. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on written options. Realized short-term capital gains and premiums received on written options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gain to distributions in excess of net investment income. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase

Annual Report | November 30, 2005 |	17

HCE | Fiduciary/Claymore Dynamic Equity Fund | Notes to Financial Statements continued

and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser and Sub- Adviser. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference primarily relating to short-term capital gains in the amount of $4,958,892 was reclassified from undistributed net investment income to net realized loss.

Information on the tax components of investments, excluding written options as of November 30, 2005 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Ordinary Income
$110,949,479	$5,555,585	$(3,179,611)	$2,375,974	$390,958

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the deferral of losses for tax purposes on wash sales and straddle losses.

For the period ended November 30, 2005, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, was $4,849,454 of ordinary income.

Note 5 – Investments and Options Written:

For the period ended November 30, 2005, purchases and sales of investments, excluding written options and short-term securities, were $353,801,878 and $258,968,522, respectively.

The Fund entered into written option contracts during the period ended November 30, 2005. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options written during the period	191,456	$32,628,749
Options received from stock split	2,187	—
Options expired during the period	(20,860)	(1,725,987)
Options closed during the period	(149,492)	(27,423,597)
Options assigned during the period	(123)	(8,184)

Options outstanding, end of period	23,168	$3,470,981

Note 6 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,705,240 issued and outstanding. Of this amount, the Fund issued 5,375,000 shares of common stock in its initial public offering and issued pursuant to an over allotment option to the underwriters, an additional 325,000 shares on May 11, 2005. These shares were issued at $19.10 per share after deducting the sales load but before underwriters’ expense reimbursement. In addition, the Fund’s Adviser has agreed to pay all of the Fund’s organizational costs.

Offering costs, estimated at $228,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser has agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Subsequent Event:

In October 2005, the Board of Trustees approved Claymore Advisors, LLC to replace BNY as the Fund Administration Agent, effective February 1, 2006.

18	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of

Fiduciary/Claymore Dynamic Equity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore Dynamic Equity Fund (the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from April 29, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore Dynamic Equity Fund at November 30, 2005, and the results of its operations, changes in its net assets, and the financial highlights for the period from April 29, 2005 through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 13, 2006

Annual Report | November 30, 2005 |	19

HCE | Fiduciary/Claymore Dynamic Equity Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $551,796 was received by the Fund through November 30, 2005. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $593,978 of investment income qualifies for dividends-received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2005.

Trustees

The Trustees of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	11	None.

Howard H. Kaplan Year of birth: 1969 Trustee	Since 2005	Principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation.	2	None.

Robert B. Karn III Year of birth: 1942 Trustee	Since 2005	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting St. Louis Office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP, Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	15	None.

John M. Roeder Year of birth: 1943 Trustee	Since 2005	Financial consultant (1999-present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Formerly, Office Managing Partner Arthur Andersen, LLP.	2	Director, LMI Aerospace.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2005	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	13	None.

Interested Trustees:

Nicholas Dalmaso† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	15	None.

Joseph E. Gallagher, Jr.†† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of birth: 1957 Trustee	Since 2005	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	4	Member of the Board of Directors for the Delta Gamma Center for Children with Visual Impairments and for the Rossman School

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

•	Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders.

•	Messrs. Gallagher, Kaplan and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

•	Messrs. Roeder, Toupin and Karn, as Class III Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

††	Mr. Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

20	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund | Supplemental Information (unaudited) continued

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005- present). Managing Director of claymore Advisors, LLC and claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Jim Howley Year of birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Richard Sarhaddi Year of birth: 1973 Assistant Secretary	Since 2005	Assistant Vice President of Claymore Advisors, LLC and Claymore Securities, Inc.; Previously, Editor, CCH Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | November 30, 2005 |	21

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: (800) 701-8178.

22	| Annual Report | November 30, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Joseph E. Gallagher, Jr.*

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Executive Officer, Chief Legal Officer and Chief Compliance Officer

Steven M. Hill

Chief Accounting Officer,

Chief Financial Officer and Treasurer

Jim Howley

Assistant Treasurer

Richard Sarhaddi

Assistant Secretary

Investment Adviser

Claymore Advisors, LLC

Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, Missouri

Administrator, Custodian and Transfer Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Fiduciary/Claymore Dynamic Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore Dynamic Equity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

    The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Fiduciary/Claymore Dynamic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, 2005 is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www. sec. gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Annual Report | November 30, 2005 |	23

HCE | Fiduciary/Claymore Dynamic Equity Fund

About the Fund Managers |

Fiduciary Asset Management, LLC

Fiduciary is an independent, employee-owned, registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $17 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft- Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay.

1.	Build an underlying portfolio of stocks by utilizing Fiduciary’s disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the fund through active management and by employing a proprietary risk management model.

Fiduciary Asset Management, LLC	Claymore Securities, Inc.
8112 Maryland Avenue,	2455 Corporate West Drive
Suite 400	Lisle, IL 60532
St. Louis, MO 63105	Member NASD/SIPC

HCE-AR-1105

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no revisions to the Code of Ethics during the period covered by the shareholder report presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

Item 4.	Principal Accountant Fees and Services.

a) Audit Fees: the aggregate fees billed for the period April 29, 2005 through November 30, 2005, for professional services rendered by the principal accountant for the audit were approximately $46,000. The aggregate fees billed for fiscal year 2004 for professional services rendered by the principal accountant is $0 as this fund was not in existence in 2004.

b) Audit-Related Fees: the aggregate fees billed for the period April 29, 2005 through November 30, 2005, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $0. The Audit-Related fees for 2004 is $0 as this fund was not in existence in 2004.

c) Tax Fees: the aggregate fees billed for the period April 29, 2005 through November 30, 2005, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were approximately $6,000. The Tax fees for 2004 is $0 as this fund was not in existence in 2004.

d) All Other Fees: the aggregate fees billed for the period April 29, 2005 through November 30, 2005, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit fees for 2004 is $0 as this fund was not in existence in 2004.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the period April 29, 2005 through November 30, 2005 was $0.

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Howard H. Kaplan, Robert B. Karn, III, Ronald A. Nyberg, John M. Roeder, and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (the “Sub-Adviser”). The Sub-Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore Dynamic Equity Fund

By:	/s/ Nicholas Dalmaso

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date:	February 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date:	February 2, 2006

By:	/s/ Steven M. Hill

Name:	Steven M. Hill

Title:	Treasurer and Chief Financial Officer

Date:	February 2, 2006